UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/13

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Natural Resources Fund

ANNUAL REPORT September 30, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Renewal of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Natural Resources Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Natural Resources Fund covers the 12-month period from October 1, 2012, through September 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Improved U.S. economic conditions drove stock prices higher over much of the reporting period, enabling several major stock market indices to reach new record highs during the spring of 2012. However, expectations of higher long-term interest rates and a less aggressively stimulative monetary policy subsequently caused equities to give back a portion of their gains. Nonetheless, stocks across most capitalization ranges and investment styles produced strong results for the reporting period overall.

We currently expect U.S. economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in many developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through September 30, 2013, as provided by Robin Wehbe and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2013, Dreyfus Natural Resources Fund’s Class A shares produced a total return of 13.19%, Class C shares returned 12.37%, and Class I shares returned 13.49%.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 19.34% for the same period.2 The S&P North American Natural Resources Sector Index, which more closely reflects the fund’s composition, returned 7.25% for the reporting period.3

While natural-resources stocks rallied over the reporting period as investors responded to improving global economic conditions, they generally lagged broader market averages such as those represented by the S&P 500 Index.The fund produced higher returns than the S&P North American Natural Resources Sector Index, mainly due to above-average results in eight of the 12 industry groups in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. While the fund typically invests in equity securities of U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks of any market capitalization, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their natural resources sector, sustained achievement records, and strong financial condition.We also look for special situations, such as corporate restructurings, turnarounds, or management changes that could increase the stock price.

Recovering Economy Fueled Market Gains

The reporting period began near the outset of sustained stock market rallies in U.S. and overseas markets. Gains were driven by better economic fundamentals, including positive U.S. employment trends, optimism that the worst of Europe’s debt crisis is over,

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

and efforts by a new Japanese government to reflate its long-stagnant economy. However, the emerging markets continued to struggle with moderating economic growth, preventing similar gains among equities in China and other developing nations.

Economic data continued to improve, and stocks generally continued to rally, through the spring of 2013. Consequently, by mid-May, several measures of U.S. stock market performance reached new record highs. In late May, remarks by Federal Reserve Board chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would back away from their quantitative easing program sooner than expected, sparking heightened market volatility throughout the world. Equity markets stabilized over the summer when investors returned their focus to company and market fundamentals.

Although the emerging markets slowdown hurt natural resources producers, supply-and-demand dynamics for most commodities generally remained in balance, enabling the S&P North American Natural Resources Sector Index to end the reporting period with respectable gains.

Security Selections Bolstered Relative Performance

The fund’s strong relative performance was fueled by favorable stock selections during the first half of the reporting period, when new drilling technologies produced a boom in North American oil and natural gas production. Companies participating in this trend included exploration-and-production companies Pioneer Natural Resources, Noble Energy, and Anadarko Petroleum. In addition, lower input costs and expanding profit margins lifted the stock prices of refinersValero Energy and Phillips 66.

During the reporting period’s second half, the fund benefited from substantially underweighted exposure to producers of precious metals. This positioning helped the fund avoid the brunt of weakness in the industry group as gold prices fell sharply amid waning macroeconomic concerns and subdued inflationary pressures. At the same time, the fund’s holdings of exploration-and-production companies continued to fare well.

On the other hand, the fund’s relative performance was undermined to a degree by lack of exposure to integrated energy giant ConocoPhillips, which did not meet our investment criteria but nonetheless advanced in the midst of a business turnaround. The fund also did not hold integrated energy company Hess, which gained value after boardroom changes led to speculation that the company might divest certain assets.

Finding Opportunities Among Natural Resources Producers

As of the reporting period’s end, we are optimistic that the mild global economic recovery will continue and energy production volumes will remain robust, keeping commodity prices within a relatively narrow trading range. Indeed, we believe that fundamental research and careful stock picking are likely to be keys to investment success in the materials and energy sectors for the foreseeable future.We have identified a number of attractive opportunities in the energy services industry, where we have focused on larger companies that can successfully leverage high levels of brand recognition and ample market shares.We have found fewer companies meeting our criteria in the agricultural and precious metals areas, but we are prepared to increase our exposure to such companies as they become more attractively valued.

October 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries.The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, domestic and international politics.

Securities of companies within specific natural resources sectors can perform differently from the overall market.This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2015. Had these expenses not been absorbed, returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance.
3 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.
The S&P North American Natural Resources Sector Index is an equity benchmark for U.S.-traded natural resources-
related stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Natural Resources Fund on 10/31/03 (inception date) to a $10,000 investment made in each of the Standard &
Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the S&P North American Natural Resources
Sector Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The S&P North American Natural Resources Sector Index is an equity benchmark for U.S.-traded natural resources-related stocks.The index includes companies in the following categories:
extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/13

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	10/31/03	6.69%	2.21%	10.89%
without sales charge	10/31/03	13.19%	3.42%	11.55%
Class C shares
with applicable redemption charge †	10/31/03	11.37%	2.65%	10.72%
without redemption	10/31/03	12.37%	2.65%	10.72%
Class I shares	10/31/03	13.49%	3.71%	11.85%
Standard & Poor’s 500
Composite Stock Price Index	10/31/03	19.34%	10.01%	7.03%
S&P North American Natural
Resources Sector Index	10/31/03	7.25%	4.85%	12.30%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from April 1, 2013 to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.92	$10.75	$5.65
Ending value (after expenses)	$1,045.80	$1,042.10	$1,047.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.83	$10.61	$5.57
Ending value (after expenses)	$1,018.30	$1,014.54	$1,019.55

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2013

Common Stocks—97.4%	Shares		Value ($)
Construction & Engineering—1.2%
Fluor	6,700		475,432
Diversified Chemicals—1.8%
Eastman Chemical	8,680		676,172
Diversified Metals & Mining—4.3%
Freeport-McMoRan Copper & Gold	25,990		859,749
Peabody Energy	44,370		765,383
			1,625,132
Forest Products—5.4%
CRH	25,200		606,166
Eagle Materials	9,850		714,618
Martin Marietta Materials	3,630	[a]	356,357
Vulcan Materials	7,180		371,996
			2,049,137
Integrated Oil & Gas—17.3%
Chevron	23,280		2,828,520
Exxon Mobil	20,690		1,780,168
Occidental Petroleum	16,730		1,564,924
Suncor Energy	11,940		427,213
			6,600,825
Oil & Gas Equipment & Services—18.2%
Cameron International	9,420	[b]	549,845
Halliburton	22,286		1,073,071
National Oilwell Varco	18,470		1,442,692
Schlumberger	32,470		2,869,049
Technip	4,900		575,546
Transocean	9,454		420,703
			6,930,906
Oil & Gas Exploration & Production—23.6%
Cabot Oil & Gas	15,440		576,221
Canadian Natural Resources	13,750		432,300
Concho Resources	4,051	[b]	440,789
Continental Resources	5,270	[a,b]	565,260
EOG Resources	11,390		1,928,099
Marathon Oil	31,960		1,114,765
Noble Energy	17,980		1,204,840

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Oil & Gas Exploration & Production (continued)
Pioneer Natural Resources	6,210		1,172,448
Range Resources	8,412		638,387
Southwestern Energy	14,030	[b]	510,411
Whiting Petroleum	6,757	[b]	404,406
			8,987,926
Oil & Gas Refining & Marketing—11.5%
Anadarko Petroleum	19,130		1,778,899
Marathon Petroleum	8,845		568,910
Phillips 66	17,840		1,031,509
Valero Energy	28,620		977,373
			4,356,691
Precious Metals & Minerals—5.9%
Franco-Nevada	17,550		796,186
Silver Wheaton	35,060		868,436
Sumitomo Metal Mining	40,000		567,064
			2,231,686
Real Estate—.9%
Weyerhaeuser	11,950	[c]	342,129
Specialty Chemicals—5.0%
LyondellBasell Industries, Cl. A	10,190		746,214
Methanex	12,100		620,367
Praxair	4,540		545,753
			1,912,334
Steel—2.3%
Nucor	17,760		870,595
Total Common Stocks
(cost $31,556,498)			37,058,965

Other Investment—.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $184,380)	184,380	[d]	184,380

Investment of Cash Collateral
for Securities Loaned—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $615,887)	615,887 [d]	615,887

Total Investments (cost $32,356,765)	99.5%	37,859,232
Cash and Receivables (Net)	.5%	184,923
Net Assets	100.0%	38,044,155

a Security, or portion thereof, on loan.At September 30, 2013, the value of the fund’s securities on loan was
$606,904 and the value of the collateral held by the fund was $615,887.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Oil & Gas Exploration & Production	23.6	Diversified Metals & Mining	4.3
Oil & Gas Equipment & Services	18.2	Steel	2.3
Integrated Oil & Gas	17.3	Money Market Investments	2.1
Oil & Gas Refining & Marketing	11.5	Diversified Chemicals	1.8
Precious Metals & Minerals	5.9	Construction & Engineering	1.2
Forest Products	5.4	Real Estate	.9
Specialty Chemicals	5.0		99.5

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $606,904)—Note 1(c):
Unaffiliated issuers		31,556,498	37,058,965
Affiliated issuers		800,267	800,267
Cash			72,294
Cash denominated in foreign currencies		2,778	2,781
Receivable for investment securities sold			698,467
Receivable for shares of Beneficial Interest subscribed			209,826
Dividends and securities lending income receivable			47,892
Prepaid expenses			35,401
			38,925,893
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			45,873
Liability for securities on loan—Note 1(c)			615,887
Payable for shares of Beneficial Interest redeemed			139,785
Accrued expenses			80,193
			881,738
Net Assets ($)			38,044,155
Composition of Net Assets ($):
Paid-in capital			37,363,209
Accumulated investment (loss)—net			(54,306)
Accumulated net realized gain (loss) on investments			(4,767,287)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			5,502,539
Net Assets ($)			38,044,155

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	26,614,450	3,213,263	8,216,442
Shares Outstanding	897,191	115,975	270,358
Net Asset Value Per Share ($)	29.66	27.71	30.39
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2013

Investment Income ($):
Income:
Cash dividends (net of $11,454 foreign taxes withheld at source):
Unaffiliated issuers	498,908
Affiliated issuers	404
Income from securities lending—Note 1(c)	2,184
Total Income	501,496
Expenses:
Management fee—Note 3(a)	212,391
Shareholder servicing costs—Note 3(c)	96,242
Professional fees	87,079
Registration fees	46,618
Distribution fees—Note 3(b)	27,467
Prospectus and shareholders’ reports	5,647
Custodian fees—Note 3(c)	5,385
Trustees’ fees and expenses—Note 3(d)	913
Loan commitment fees—Note 2	281
Miscellaneous	7,623
Total Expenses	489,646
Less—reduction in expenses due to undertaking—Note 3(a)	(88,733)
Less—reduction in fees due to earnings credits—Note 3(c)	(79)
Net Expenses	400,834
Investment Income—Net	100,662
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,670
Net realized gain (loss) on forward foreign currency exchange contracts	9,625
Net Realized Gain (Loss)	22,295
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	3,609,515
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(3)
Net Unrealized Appreciation (Depreciation)	3,609,512
Net Realized and Unrealized Gain (Loss) on Investments	3,631,807
Net Increase in Net Assets Resulting from Operations	3,732,469

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2013	2012 [a]
Operations ($):
Investment income—net	100,662	(93,548)
Net realized gain (loss) on investments	22,295	910,748
Net unrealized appreciation
(depreciation) on investments	3,609,512	3,566,191
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,732,469	4,383,391
Dividends to Shareholders from ($):
Investment income—net:
Class A	(43,112)	—
Class I	(15,445)	—
Total Dividends	(58,557)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	12,709,168	7,446,071
Class C	817,439	434,811
Class I	7,450,345	1,690,309
Dividends reinvested:
Class A	38,301	—
Class I	12,709	—
Cost of shares redeemed:
Class A	(6,434,254)	(10,029,996)
Class B	—	(435,392)
Class C	(2,238,162)	(1,508,637)
Class I	(3,344,342)	(1,062,813)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	9,011,204	(3,465,647)
Total Increase (Decrease) in Net Assets	12,685,116	917,744
Net Assets ($):
Beginning of Period	25,359,039	24,441,295
End of Period	38,044,155	25,359,039
Accumulated investment (loss)—net	(54,306)	(97,431)

	Year Ended September 30,
	2013	2012 [a]
Capital Share Transactions:
Class Ab,c
Shares sold	456,611	300,098
Shares issued for dividends reinvested	1,498	—
Shares redeemed	(233,900)	(397,567)
Net Increase (Decrease) in Shares Outstanding	224,209	(97,469)
Class Bb
Shares redeemed	—	(18,060)
Class Cc
Shares sold	31,625	18,466
Shares redeemed	(85,935)	(64,392)
Net Increase (Decrease) in Shares Outstanding	(54,310)	(45,926)
Class I
Shares sold	258,947	63,611
Shares issued for dividends reinvested	486	—
Shares redeemed	(118,542)	(41,396)
Net Increase (Decrease) in Shares Outstanding	140,891	22,215

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period September 30, 2012, 9,765 Class B shares representing $230,413 were automatically converted to 9,162 Class A shares.
c During the period ended September 30, 2013, 44,136 Class C shares representing $1,170,934 were exchanged for
41,347 Class A shares.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	26.27	22.19	22.80	21.78	25.14
Investment Operations:
Investment income (loss)—net[a]	.11	(.06)	(.09)	(.13)	(.09)
Net realized and unrealized
gain (loss) on investments	3.34	4.14	(.52)	1.15 [b]	(3.27)
Total from Investment Operations	3.45	4.08	(.61)	1.02	(3.36)
Distributions:
Dividends from investment income—net	(.06)	—	—	—	—
Net asset value, end of period	29.66	26.27	22.19	22.80	21.78
Total Return (%)[c]	13.19	18.39	(2.68)	4.68	(13.33)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67	2.11	1.77	1.79	2.01
Ratio of net expenses
to average net assets	1.35	1.88	1.75	1.79	2.00
Ratio of net investment income
(loss) to average net assets	.41	(.25)	(.34)	(.59)	(.49)
Portfolio Turnover Rate	33.17	64.59	74.02	58.38	73.49
Net Assets, end of period ($ x 1,000)	26,614	17,676	17,094	16,516	21,061

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.

See notes to financial statements.

		Year Ended September 30,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	24.66	20.99	21.74	20.92	24.31
Investment Operations:
Investment (loss)—net[a]	(.10)	(.25)	(.28)	(.29)	(.21)
Net realized and unrealized
gain (loss) on investments	3.15	3.92	(.47)	1.11 [b]	(3.18)
Total from Investment Operations	3.05	3.67	(.75)	.82	(3.39)
Net asset value, end of period	27.71	24.66	20.99	21.74	20.92
Total Return (%)[c]	12.37	17.49	(3.45)	3.92	(13.95)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.45	2.90	2.52	2.55	2.79
Ratio of net expenses
to average net assets	2.10	2.67	2.50	2.55	2.77
Ratio of net investment (loss)
to average net assets	(.38)	(1.06)	(1.08)	(1.35)	(1.26)
Portfolio Turnover Rate	33.17	64.59	74.02	58.38	73.49
Net Assets, end of period ($ x 1,000)	3,213	4,199	4,539	4,536	5,075

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	26.91	22.67	23.24	22.13	25.45
Investment Operations:
Investment income (loss)—net[a]	.20	(.00)[b]	(.02)	(.06)	(.04)
Net realized and unrealized
gain (loss) on investments	3.41	4.24	(.55)	1.17 [c]	(3.28)
Total from Investment Operations	3.61	4.24	(.57)	1.11	(3.32)
Distributions:
Dividends from investment income—net	(.13)	—	—	—	—
Net asset value, end of period	30.39	26.91	22.67	23.24	22.13
Total Return (%)	13.49	18.70	(2.45)	5.02	(13.05)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.43	1.88	1.53	1.50	1.72
Ratio of net expenses
to average net assets	1.10	1.64	1.51	1.50	1.70
Ratio of net investment income
(loss) to average net assets	.69	(.01)	(.07)	(.26)	(.21)
Portfolio Turnover Rate	33.17	64.59	74.02	58.38	73.49
Net Assets, end of period ($ x 1,000)	8,216	3,484	2,431	2,031	848

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is the sole series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2013 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic
Common Stocks†	32,165,687	—		—	32,165,687
Equity Securities—Foreign
Common Stocks†	2,348,316	2,544,962	††	—	4,893,278
Mutual Funds	800,267	—		—	800,267

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At September 30, 2012, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends,

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended September 30, 2013, The Bank of New York Mellon earned $686 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2012	($)	Purchases ($)	Sales ($)	9/30/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	137,934		14,008,083	13,961,637	184,380.5
Dreyfus
Institutional
Cash Advantage
Fund	1,474,953		14,014,479	14,873,545	615,887		1.6
Total	1,612,887		28,022,562	28,835,182	800,267		2.1

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2013, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2013, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $4,682,227 and unrealized appreciation $5,384,969. In addition, the fund deferred for tax purposes late year ordinary losses of $21,796 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

any, realized subsequent to September 30, 2013. If not applied, $3,920,144 of the carryover expires in fiscal year 2018.The fund has $762,083 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2013 and September 30, 2012 were as follows: ordinary income $58,557 and $0, respectively.

During the period ended September 30, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $1,020 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to enforceable master netting arrangements (“MNA”) or similar agreements. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed, from November 1, 2012 through February 1, 2015, to waive receipt of its fees/or to assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.10% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $88,733 during the period ended September 30, 2013.

During the period ended September 30, 2013, the Distributor retained $10,277 from commissions earned on sales of the fund’s Class A shares and $35 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2013, Class C shares were charged $27,467 pursuant to the Distribution Plan.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2013, Class A and Class C shares were charged $49,249 and $9,156, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2013, the fund was charged $12,230 for transfer agency services and $630 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $78.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2013, the fund was charged $5,385 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2013, the fund was charged $328 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

During the period ended September 30, 2013, the fund was charged $9,045 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $23,573, Distribution Plan fees $1,980, Shareholder Services Plan fees $6,080, custodian fees $2,363, Chief Compliance Officer fees $6,948 and transfer agency fees $5,167, which are offset against an expense reimbursement currently in effect in the amount of $238.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2013, amounted to $17,492,388 and $9,241,470, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. At September 30, 2013, there were no forward contracts outstanding.

At September 30, 2013, the cost of investments for federal income tax purposes was $32,474,335, accordingly, accumulated net unrealized appreciation on investments was $5,384,897, consisting of $6,082,327 gross unrealized appreciation and $697,430 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Natural Resources Fund (the sole series comprising Dreyfus Opportunity Funds) as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Natural Resources Fund at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2013

The Fund	31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended September 30, 2013 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $58,557 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 17-18, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods (except for the one-year period when the fund’s performance was above the Performance Universe median), and ranked in the fourth quartile in the Performance Group for several periods.The Dreyfus representatives noted the proximity to the median of the fund’s performance in several of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index which showed that the fund’s performance was higher than the return of the index in five of the nine years. The Dreyfus representatives noted the improving trend in relative performance and that the portfolio managers had only been with the fund since 2009 and 2011.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians. Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 1, 2014, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.10% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s improving perfor- mance in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 141

———————
Gordon J. Davis (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 49

———————

Whitney I. Gerard (78)
Board Member (2003)

Principal Occupation During Past 5Years:
• Partner in the law firm of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (70)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-present)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 39
———————
George L. Perry (79)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 23
———————
Benaree Pratt Wiley (67)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
David W. Burke, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund	39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios).

He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	41

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,857 in 2012 and $31,594 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000       in 2012 and $0 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $$3,331 in 2012 and $4,052 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $89 in 2012 and $82 in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2012 and $0 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $44,747,470 in 2012 and $52,124,229 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 25, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	November 25, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)